EXHIBIT 10.1

                              NON-COMPETE AGREEMENT

THIS NON-COMPETE AGREEMENT (the "Agreement") is entered into on December 19, 2005 by and between J. Gordon Jennings, III (the "Employee") and 21st Century Holding Company, a Florida corporation (the "Company").

      WITNESSETH:

WHEREAS, the Employee is employed by the Company and the Employee and the Company, intending to be legally bound hereby and in consideration of the promises contained herein, do hereby agree as follows:

1. Non-Competition. During the Term and for a period of 1 year following the termination (other than without Cause) of the Employee's employment by the Company, Employee shall not, directly or indirectly engage in or have any interest in, directly or indirectly, any sole proprietorship, partnership, corporation, business or any other person or entity (whether as an employee, officer, director, partner, agent, security holder, creditor, consultant or otherwise) that, directly or indirectly, engages primarily in the development, marketing, distribution, underwriting or sale of products and services competitive with the Company's and/or any subsidiary's products and services in any and all states in which the Company and/or any subsidiary conducts its business during the Term or at the time Executive's employment with the Company is terminated (the "Territory"); provided, however, that Employee may hold Company securities and/or acquire, solely as an investment, shares of capital stock or other equity securities of any such company, so long as Employee does not control acquire a controlling interest in or become a member of a group which exercises direct or indirect control of, more than five percent of any class of capital stock of such corporation.

2. Nondisclosure. During the Term and following termination of the Employee's employment with the Company, Employee shall not divulge, communicate, use to the detriment of the Company or for the benefit of any other person or persons, or misuse in any way, any Confidential Information (as hereinafter defined) pertaining to the business of the Company. Any Confidential Information or data now or hereafter acquired by the Executive with respect to the business of the Company (which shall include, but not be limited to, information concerning the Company's financial condition, prospects, technology, customers, methods of doing business and marketing, distribution, underwriting or sale of the Company's products and services) shall be deemed a valuable, special and unique asset of the Company that is received by the Employee in confidence and as a fiduciary. For purposes of this Agreement "Confidential Information" means information disclosed to the Employee or known by the Employee as a consequence of or through his employment by the Company (including information conceived, originated, discovered or developed by the Employee) prior to or after the date hereof and not generally known or in the public domain, about the Company or its business. Notwithstanding the foregoing, nothing herein shall be deemed to restrict the Employee from disclosing Confidential Information to the extent required by law.

3. Nonsolicitation of Employees. During the Term and for a period of 1 year following termination of the Employee's employment with the Company, Employee shall not directly or indirectly, for himself or for any other person, firm, corporation, partnership, association or other entity, attempt to employ or enter into any contractual arrangement with any employee or former employee of the Company, unless such employee or former employee has not been employed by the Company for a period in excess of six months.

4. Books and Records. All books, records, accounts and similar repositories of Confidential Information of the Company, whether prepared by the Employee or otherwise coming into the Executive's possession, shall be the exclusive property of the Company and shall be returned immediately to the Company on termination of this Agreement or on the Board's request at any time.


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5.  Injunction.  It is recognized and hereby  acknowledged by the parties hereto that a breach by the Employee of any of the covenants contained in this Agreement will cause irreparable harm and damage to the Company, the monetary amount of which may be virtually impossible to ascertain. As a result, the Employee recognizes and hereby acknowledges that the Company shall be entitled to an injunction from any court of competent jurisdiction enjoining and restraining any violation of any or all of the covenants contained in this Agreement by the Employee or any of his affiliates, associates, partners or agents, either directly or indirectly, and that such right to injunction shall be cumulative and in addition to whatever other remedies the Company may possess.

6. Binding Effect. Except as herein otherwise provided, this Agreement shall inure to the benefit of and shall be binding upon the parties hereto, their personal representatives, successors, heirs and assigns.

7. Terminology. All personal pronouns used in this Agreement, whether used in the masculine, feminine or neuter gender, shall include all other genders; the singular shall include the plural and vice versa. Titles of Paragraphs are for convenience only, and neither limit nor amplify the provisions of the Agreement itself.

8. Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof. It supersedes all prior negotiations, letters and understandings relating to the subject matter hereof.

9. Amendment. This Agreement may not be amended, supplemented or modified in whole or in part except by an instrument in writing signed by the party or parties against whom enforcement of any such amendment, supplement or modification is sought.

10. Choice of Law. This Agreement will be interpreted, construed and enforced in accordance with the laws of the State of Florida, without giving effect to the application of the principles pertaining to conflicts of laws.

11. Effect of Waiver. The failure of any party at any time or times to require performance of any provision of this Agreement will in no manner affect the right to enforce the same. The waiver by any party of any breach of any provision of this Agreement will not be construed to be a waiver by any such party of any succeeding breach of that provision or a waiver by such party of any breach of any other provision.

12. Severability. The invalidity, illegality or unenforceability of any provision or provisions of this Agreement will not affect any other provision of this Agreement, which will remain in full force and effect, nor will the invalidity, illegality or unenforceability of a portion of any provision of this Agreement affect the balance of such provision. In the event that any one or more of the provisions contained in this Agreement or any portion thereof shall for any reason be held to be invalid, illegal or unenforceable in any respect, this Agreement shall be reformed, construed and enforced as if such invalid, illegal or unenforceable provision had never been contained herein.

13. Enforcement. Should it become necessary for any party to institute legal action to enforce the terms and conditions of this Agreement, the successful party will be awarded reasonable attorneys' fees at all trial and appellate levels, expenses and costs. Any suit, action or proceeding with respect to this Agreement shall be brought in the courts of Broward County in the State of Florida or in the U.S. District Court for the Southern District of Florida. The parties hereto hereby accept the exclusive jurisdiction of those courts for the purpose of any such suit, action or proceeding.

Venue for any such action, in addition to any other venue permitted by statute, will be Broward County, Florida. The parties hereto hereby irrevocably waive, to the fullest extent permitted by law, any objection that any of them may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any judgment entered by any court in respect thereof brought in Broward County, Florida, and hereby further irrevocably waive any claim that any suit, action or proceeding brought in Broward County, Florida, has been brought in an inconvenient forum.


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The parties  hereto  acknowledge  and agree that any party's remedy at law for a breach or threatened breach of any of the provisions of this Agreement would be inadequate and such breach or threatened breach shall be per se deemed as causing irreparable harm to such party. Therefore, in the event of such breach or threatened breach, the parties hereto agree that, in addition to any available remedy at law, including but not limited to monetary damages, an aggrieved party, without posting any bond, shall be entitled to obtain, and the offending party agrees not to oppose the aggrieved party's request for, equitable relief in the form of specific enforcement, temporary restraining order, temporary or permanent injunction, or any other equitable remedy that may then be available to the aggrieved party.

14. Binding Nature. This Agreement will be binding upon and will inure to the benefit of any successor or successors of the parties hereto.

15. Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed an original.

16. Notice. Any notice required or permitted to be delivered hereunder shall be deemed to be delivered when sent by facsimile with receipt confirmed or when deposited in the United States mail, postage prepaid, registered or certified mail, return receipt requested, or by overnight courier, addressed to the parties at the addresses first stated herein, or to such other address as either party hereto shall from time to time designate to the other party by notice in writing as provided herein.

IN WITNESS WHEREOF, this Agreement has been duly signed by the parties hereto on the day and year first above written.


                                         21ST CENTURY HOLDING COMPANY


                                         By: /s/ Edward J. Lawson
                                             -----------------------------------
                                         Name: Edward J. Lawson
                                               ---------------------------------
                                         Title: President & CEO
                                                --------------------------------


                                             /s/ J. Gordon Jennings, III
                                         ---------------------------------------
                                         J. Gordon Jennings, III, EMPLOYEE